SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential,  for use of the  Commission  Only (as  permitted  by Rule
         14a-6(e)(2)
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or  Section
         240.14a-12

 . . . . . . . . . . . . . . GALAXY ENTERPRISES, INC . . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.
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         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         2)  Aggregate number of securities to which transaction applies:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         4)  Proposed maximum aggregate value of transaction:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         5)  Total fee paid:
         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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

                                      PROXY

                            GALAXY ENTERPRISES, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John J. Poelman and Frank C. Heyman, and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Corporation held of record on April 19, 1999, by the undersigned at the Annual Meeting of Shareholders to be held at 890 North Industrial Park Dr., Orem, Utah 84057, on May 27, 1999, at 10:00 a.m. local time, or at any adjournment thereof.

                         (To Be Signed on Reverse Side.)



  __
/_X/   Please mark your
       votes as in this
       example.

Nominees:  John J. Poelman
           Brandon B. Lewis
           Frank C. Heyman
           Darral G. Clarke
           B. Ray Anderson

                  FOR  WITHHELD                              FOR AGAINST ABSTAIN
                   __    __                                     __    __    __
1.  Election of  /__/  /__/     2.  In their discretion, the  /__/  /__/  /__/
    Directors                       Proxies are authorized to
                                    vote upon such other business
                                    as may properly come before
                                    the Annual Meeting.

(INSTRUCTION:  To withhold authority      THIS PROXY WHEN PROPERLY EXECUTED
 to vote for any individual nominee,      WILL BE VOTED IN THE MANNER DIRECTED
write that nominee's name on the          HEREIN BY THE UNDERSIGNED SHAREHOLDER.
space provided below.)                    IF NO DIRECTION IS MADE, THIS PROXY
                                          WILL BE VOTED FOR THE NOMINEES OF THE
                                          BOARD OF DIRECTORS PROPOSALS 1 AND 2.


Please sign and date this Proxy where shown below and return it promptly:

No postage is required if this Proxy is returned in the enclosed envelope and mailed in the United States



SIGNATURE(S) ____________________________________________    DATE  _____________

(Note: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

                            GALAXY ENTERPRISES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 1999


To the Shareholders:

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Galaxy Enterprises, Inc. ("the Company") will be held at 890 North Industrial Park Dr., Orem, Utah 84057, on May 27, 1999, at 10:00 a.m. local time, for the following purposes:

         1. To elect five directors, each to serve a one year term, and until each of their successors is elected and shall qualify; and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

              The Board of Directors has fixed the close of business on April 19, 1999, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders, and only shareholders of record at such date will be so entitled to notice and to vote.

Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. You may revoke your Proxy and vote in person should you decide to attend the meeting.

                                             By Order of the Board of Directors,


                                             Frank C. Heyman, Secretary


April 23, 1999


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN, AND RETURN THE ENCLOSED PROXY WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE VOTING OF THE PROXY, BY WRITTEN NOTICE TO THE SECRETARY OF THE CORPORATION OR BY VOTING IN PERSON AT THE MEETING.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                            GALAXY ENTERPRISES, INC.


                                     GENERAL

              This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Galaxy Enterprises, Inc. ("the Company") for the Annual Meeting of Shareholders ("Annual Meeting") of the Company to be held on May 27, 1999. The Shareholders of the Company will consider and vote upon the proposals described herein and referred to in the Notice of the Meeting accompanying this Proxy Statement.

              The close of business on April 19, 1999, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On such date there were outstanding and entitled to vote 5,700,844 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such stock, see "PRINCIPAL HOLDERS OF COMMON STOCK" below.

              Shares represented by Proxies will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying the contrary will be voted in favor of the Board of Directors' nominee for director of the Company.

              The Proxies being solicited by the Board of Directors may be revoked by any shareholder giving the Proxy at any time prior to the Annual Meeting by giving notice of such revocation to the Company, in writing, at the address of the Company provided below. The Proxy may also be revoked by any shareholder giving such Proxy who appears in person at the Annual Meeting and advises the Chairman of the meeting of his intent to revoke the Proxy.

              The principal executive offices of the Company are located at 890 North Industrial Park Dr., Orem, Utah 84057. This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about April 28, 1999.

                        PRINCIPAL HOLDERS OF COMMON STOCK

              The following  table sets forth  information as of April 15, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table under "Executive Compensation", and all officers and directors of the Company as a group.


                                    Number of Shares
Beneficial Owner                    Beneficially Owned(1)   Percent of Class(2)
--------------------------------- ------------------------ ---------------------

John J. Poelman                          1,020,213(3)              17.8%
4009 N. Quail Run Drive
Provo, UT  84604

Brandon B. Lewis                            41,000(4)                .7%
2952 West 1060 North
Provo, UT 84601

Frank C. Heyman                             30,000(5)                .5%
8468 Jardim Way
Sandy, UT 84093

Darral G. Clarke                            10,000(6)                .2%
4102 N. Quail Run Drive
Provo, UT 84604

R. Ray Anderson                             11,500                   .2%
34300 Lantern Bay Drive
Dana Point, CA 92629

Sue Ann Cochran                            302,000                  5.3%
2952 West 1060 North
Provo, UT 84601

All officers and                         1,111,213(7)              19.1%
directors as a group
(5 persons)

--------

(1) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named. Amounts shown include, where applicable, shares subject to presently exercisable options.

(2) The percentage includes shown for each beneficial owner is calculated based upon the outstanding Common Stock, including shares of Common Stock subject to presently exercisable options held by such beneficial owner which are deemed to be outstanding.

(3) Includes 40,000 shares subject to presently exercisable options. Does not include 300 shares of Company Stock owned by two of Mr. Poelman's adult children who reside with him.

(4) Includes 30,000 shares subject to presently exercisable options.

(5) Includes 30,000 shares subject to presently exercisable options.

(6) Includes 10,000 shares subject to presently exercisable options.

(7) Includes 110,000 shares subject to presently exercisable options.



                             ELECTION OF DIRECTORS

              In accordance with the Bylaws of the Company, the Board of Directors has fixed its number at five members. The incumbent directors were elected at the last annual meeting to each serve a one year term.

              At the Annual Meeting, the five directors listed below, will stand for election, each to serve a one year term and thereafter until his successor is elected and shall qualify.

              In the absence of instructions to the contrary, the persons named in the Proxy will vote the Proxy's FOR the election of the nominees listed below, unless otherwise specified in the Proxy. The Board of Directors has no reason to believe that its nominees will be unable to serve, but if any of the nominees should be unable to serve, the Proxy will be voted for such other persons as the Board of Directors shall recommend.

              Certain information concerning the nominees to the Board of Directors.

                                                                                                        Served As
        Nominee            Age                    Company Position Held                              Director Since
John J. Poelman            56      President, CEO and Director                                            1996
Brandon B. Lewis           27      Executive Vice President-Sales and Marketing, COO and Director         1996
Frank C. Heyman            61      Vice President, CFO, Secretary, Treasurer and Director                 1997
Darral G. Clarke           58      Director                                                               1998
R. Ray Anderson            65      Director                                                               1998



Compensation of Directors

                  The Company pays its Board members directors' fees of $500 per meeting and reimburse them for their reasonable expenses in attending Board meetings. The Company does not pay any fees for attendance at committee meetings. Non-employee Board members each received ten year options to purchase 10,000 shares of the Company's Common Stock in 1998. The options were granted at market value as of the date of grant.

Board and Committee Meetings

                  There were three meetings of the Board of Directors held during the last fiscal year. All of the directors attended at least 75 percent of the meetings. For a description of directors' attendance fees, see "EXECUTIVE COMPENSATION -- Compensation of Directors", below. The Board of Directors has established a Compensation Committee whose members are John J. Poelman, Brandon
B. Lewis and Frank C. Heyman. The Committee met once in 1998.


Executive Officers, Directors and Significant Employees

                  Certain information regarding the business experience of the current executive officers, directors and significant employees is set forth below:

                  JOHN J. POELMAN. Mr. Poelman is the President, Chief Executive Officer and a Director of the Company. He has served as an officer and director of the Company since December 1996. His past business experience includes seventeen years with AM International, Inc. where he served as director of manpower development and training, Chief Operating Officer for Newcastle Financial Corporation, a regional company specializing in estate and financial planning.

                  BRANDON B. LEWIS. Mr. Lewis is the Executive Vice President-Sales and Marketing, Chief Operating Officer and a Director of the Company. He has served an officer and/or director of the Company since December 1996. He is a graduate of Brigham Young University with a B.S. degree in English. His past business experience includes employment from May 1992 to August 1994 as Collection Manager for Co-Op Communications, Inc., a company specializing in "dial-one long distance". From August 1994 to September 1997 he was employed as Vice President of Marketing and Director of Sales for Profit Education Systems, Inc.

                  FRANK C. HEYMAN. Mr. Heyman is a Vice President, Secretary, Treasurer and Chief Financial Officer and a Director of the Company. He has served as an officer and director of the Company since July 1997. He is a graduate of the University of Utah with a B.S. degree in accounting. Prior to 1992, Mr. Heyman served for twelve years as Chief Financial Officer for Scan-Tron Corporation, a manufacturer of optical mark reading equipment used in test scoring by the educational community, followed by employment for five years as Vice President and Chief Financial Officer of GC Industries, Inc., a manufacturer of calibration systems for toxic gas monitors. From June 1992 to May 1996, he served as Financial Vice President and Chief Financial Officer and a Director of NYB Corporation, a manufacturer of women's sports clothing. From June 1996 to April 1997 he was employed as Controller of Provider Solutions, Inc., a business consulting firm.

                  DARRAL G. CLARKE. Mr. Clarke is a Director of the Company and has served as such since June 1998. He obtained his A.B. from the University of Utah, M.S. from Ohio State University and a Ph.D. from Purdue University. During the periods 1972 to 1976 and from 1981 to 1986, Mr. Clarke was a faculty professor at Harvard University's School of Business, and has served as a visiting professor at the University of Chicago. From 1986 to the present, he has been the G. Dennis O'Brien Professor of Management at Brigham Young University, and served as the Director of its MBA program during 1990-1992.

                  R. RAY ANDERSON. Mr. Anderson is a Director of the Company and has served as such since June 1998. He obtained his B.S. degree from Brigham Young University and his J.D. from George Washington University School of Law. From 1988 to 1992 he was the president of Fenton Enterprises, a confections manufacturer. From March 1992 to December 1998, he served as general counsel to Western Dental Services, Inc., a dental health maintenance organization. He is presently engaged in the private practice of law in Southern California.

                  Vicki Bullio Poelman, the wife of John J. Poelman, is a significant employee who manages the Company's customer service operations. There are no other family relationships among the Company's executive officers, directors and significant employees.

                  Officers of the Company serve at the discretion of the Board of Directors or until the next annual meeting of directors.

Compliance with Section 16(a) of the Exchange Act

                  The Company was not subject Section 16(a) of the Exchange Act during the most recent fiscal year.


                             EXECUTIVE COMPENSATION

Compensation Summary

                  The following table sets forth information concerning the cash and non-cash compensation, paid or to be paid by the Company to its chief executive officer and to each of its executive officers named below, for the three fiscal years ended December 31, 1998.

                                        Summary Compensation Table

                                                                                    Long-Term
                             Annual Compensation                                  Compensation
                                                             Other Annual                          All Other
Name and Principal                    Salary     Bonus       Compensation(1)      Stock Options    Compensation(2)
Position                     Year     ($)        ($)         ($)                  (Shares)         ($)
------------------------------------ ---------- ----------- ----------------- ------------------- ------------------
John J. Poelman,             1998     75,000        0                               200,000            3,638
Chief Executive Officer      1997          0        0                                     0            3,638
                             1996          0        0                                     0                0

No other officer of the Company received total salary and bonus of $100,000 or more.

--------

(1) The Company provides health,  dental and other  perquisites to each of its officers but they do not exceed the lesser of $50,000 or 10% of the officer's total annual salary and bonus.

(2) Included are amounts contributed by the Company for life insurance premiums.


Employment Agreements

                  The Company has no written employment agreements with any of its executive officers. Salaries for executive officers are subject to increases and the payment of bonuses upon annual review by the Board of Directors. Executive officers are entitled to certain fringe benefits, including medical insurance and use of a vehicle provided by the Company. The officers reimburse the Company for the personal use of Company provided vehicles.

Stock Option and Incentive Plans

                  1997 Stock Option Plan. The 1997 Stock Option Plan (the "1997 Plan") authorizes the grant of incentive and nonqualified stock options to officers, directors, key employees, consultants and advisers. The 1997 Plan covers a maximum of 1,000,000 shares of the Company's Common Stock, subject to adjustment.

                  Options issued under the 1997 Plan may have an exercise price at the fair market value on the date of grant and a term of not more than 10 years. Options are generally not transferable and are exercisable in accordance with vesting schedules established by the Compensation Committee (the "Committee") of the Board of Directors administering the Plan.

                  The Committee establishes with respect to each option granted to an employee, and sets forth in the option agreement, the effect of the termination of employment on the rights and benefits thereunder.

                  On March 31, 1999 there were 838,250 shares subject to options outstanding under the 1998 Plan and 161,750 shares available for further issuance.

                  Incentive Compensation Plan. The Company has adopted an Incentive Compensation Plan for its executive officers. Executive officers may receive bonuses ranging from 5 percent to 100 percent of base salary, if the Company meets certain revenue and income goals. No payments were made to executive officers in 1998 under the Incentive Plan. Other employees are subject to various incentive company plans based on individual performance. The executive officers determine what the plans will be and how and when they will be paid.

                        Option Grants in Last Fiscal Year

                  The following table sets forth a summary of certain stock options granted to the Company's named officers during 1998.


                                Individual Grants
----------------- ----------- ---------------- ----------- ------------------
(a)               (b)         (c)              (d)         (e)

                              % of 921,250
                              Total Options
                   Options      Granted to       Exercise      Expiration
       Name        Granted     Employees in       Price           Date
                     (#)           1998         ($/Share)
================= =========== ================ ============ =================

John J. Poelman    200,000         21.7%          $0.83         3/22/08
================= =========== ================ ============ =================

                                                  Option Exercises During 1998 and
                                                      1998 Year-End Value Table

              The following table sets forth certain information regarding the exercise and value of stock options held by the named officers during 1998.

                           Aggregated Option Exercises in 1998 and 1998 Year-End Option Value
----------------------- ------------------- ----------------- --------------------------- -------------------------------
(a)                     (b)                 (c)               (d)                         (e)

                                                                Number of Unexercised          Value of Unexercised
                       Shares Acquired                       Options at Fiscal Year-End      In-the-Money Options at
        Name             on Exercise       Value Realized     Exercisable/Unexercisable          Fiscal Year-End
                                                                                            Exercisable/Unexercisable
===================== =================== ================== ============================ ===============================

  John J. Poelman            -0-                 -0-               40,000/160,000                $126,800/507,200
===================== =================== ================== ============================ ===============================



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  In 1998, the Company purchased certain telemarketing services from American Marketing Systems, Inc. ("AMS"), a Nevada corporation. AMS provides telemarketing services to various companies, including the Company. It sold coaching (mentoring) services to Galaxy Mall merchants, and coaching services and Company products to prospects who have not previously purchased Company products. The Company paid AMS $1,441,800 in sales commissions in 1998. John J. Poelman, President, Chief Executive Officer and a Director of the Company is a 30% shareholder of AMS. In November 1998, the Company terminated its relationship with AMS and engaged Professional Marketing International, an unaffiliated third party, to provide these services.

                  The  Company  utilizes  the  services of  Electronic  Commerce
International, Inc. ("ECI"), a Utah corporation, which provides merchant accounts and leasing services to small businesses. ECI processes the financing of Company merchants' storefront leases and also wholesales software to the Company used for on-line processing of credit card transactions. John J. Poelman, President, Chief Executive Officer and a Director of the Company is the sole stockholder of ECI. Total fees paid to ECI during 1998 totaled $306,400. The Company also had a receivable from ECI for leases in process at December 31, 1998 of $38,910.

                  Effective October 1, 1997, the Company entered into a nonexclusive three year consulting and marketing agreement with Gary Cochran, the husband of Sue Ann Cochran, who owns approximately 5% of the Company's outstanding stock. Compensation payable to Mr. Cochran is $60,000 per year commencing January 1, 1998, and increasing 10% per year commencing the second year and subsequent years. The Company further agreed to pay Cochran royalties in various amounts on its sales of Cochran created training and Internet educational materials. Payments to Mr. Cochran under this agreement totaled $63,000 in 1998.

                  Effective May 1, 1998, the Company entered into a royalty and consulting agreement with Profit Education Specialists ("PES"), a d/b/a of Gary Cochran, whereby the Company agreed to pay PES a royalty on the Company's sales of training manuals, audio tape presentations and related educational items on marketing techniques for the Internet user created by PES. The term of the agreement is for three years, and is renewable yearly thereafter provided the Company continues to use or distribute PES materials. The Company paid PES $60,500 for royalties under this agreement in 1998.

                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

                  The Board of Directors of the Company has recommended to the Board of Directors that Wisan Smith Racker & Prescott, LLP be selected as the independent public accountants for the Company. The Board of Directors has accepted this recommendation and has selected Wisan Smith Racker & Prescott, LLP to be the independent public accountants for the Company for the fiscal year ending December 31, 1999. Wisan Smith Racker & Prescott, LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1998.

                  Representatives of Wisan Smith Racker & Prescott, LLP are expected to attend the 1999 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

                              SHAREHOLDER PROPOSALS

                  If a shareholder wishes to present a proposal at the 2000 Annual Meeting of Shareholders, the proposal must be received by Galaxy Enterprises Inc., 890 North Industrial Park Dr., Orem, Utah 84057 prior to
January 31, 2000. The Board of Directors will review any proposal which is received by that date and determine whether it is a proper proposal to present to the 2000 Annual Meeting.

                                  VOTE REQUIRED

                  A majority of the 5,700,844 issued and outstanding shares of Common Stock of the Company shall constitute a quorum at the Annual Meeting. Under the Company's Bylaws, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting provided a quorum is present. The affirmative vote of at least a majority of the shares represented at the meeting is required for all other proposals to come before the meeting.. If a shareholder abstains from voting certain shares, those shares will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not be considered as votes cast either for or against a particular matter. The Company intends to treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes will not be considered as votes cast either for or against a particular matter.

                  Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

                                  OTHER MATTERS

                  As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present, a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of Proxies will act in accordance with their best judgment. The Board of Directors may read the minutes of the last Annual Meeting of Shareholders and make reports, but shareholders will not be requested to approve or disapprove such minutes or reports.

                  In addition to the solicitation of Proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit Proxies personally or by telephone. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials  to the  beneficial  owners of Common  Stock  held of record  and will reimburse such persons for forwarding such material. The cost of this solicitation of Proxies will be borne by the Company.

                  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY, ATTENTION: INVESTOR RELATIONS, GALAXY ENTERPRISES, INC., 890 NORTH INDUSTRIAL PARK DR., OREM, UTAH 84057. Copies of the Company's 1999 Form 10-KSB without exhibits is being mailed with this Proxy Statement. Additional copies may also be obtained by writing to the address given above.

                  The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.

                                              By Order of the Board of Directors

Date: April 23, 1999
                                              Frank C. Heyman, Secretary